UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2026

Suncrete, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43227	39-4989597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

521 E. 2nd Street

Tulsa, Oklahoma 74120

(Address of principal executive offices, including zip code)

(918) 355-5700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RMIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 14, 2026, Suncrete, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of its previously announced business combination contemplated by that certain Business Combination Agreement, dated October 9, 2025, by and among the Company, Haymaker Acquisition Corp. 4, a Cayman Islands exempted company (“Haymaker” or “SPAC”), Haymaker Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, Haymaker Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company, and Concrete Partners Holding, LLC, a Delaware limited liability company (“CPH”).

This Current Report on Form 8-K/A is being filed to amend the Original Form 8-K solely to include the updated financial results of CPH and Haymaker for the quarter ended March 31, 2026, as further described in Item 9.01 below. Except as described above, all other information in the Original Form 8-K filed on April 14, 2026 remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The unaudited condensed consolidated financial statements of CPH as of March 31, 2026 and for the three months ended March 31, 2026 and 2025, and the notes related thereto are attached as Exhibit 99.1 hereto and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of CPH for the three months ended March 31, 2026.

The unaudited consolidated financial statements of Haymaker as of March 31, 2026 and for the three months ended March 31, 2026 and 2025, and the notes related thereto are attached as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited condensed consolidated financial statements of Concrete Partners Holding, LLC as of March 31, 2026 and for the three months ended March 31, 2026 and 2025, and the notes related thereto.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Concrete Partners Holding, LLC for the three months ended March 31, 2026.

99.3	Unaudited consolidated financial statements of Haymaker Acquisition Corp. 4 as of March 31, 2026 and for the three months ended March 31, 2026 and 2025, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCRETE, INC.

Date: May 15, 2026	By:	/s/ Randall Edgar
	Name:	Randall Edgar
	Title:	Chief Executive Officer